SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2015

EMS Find, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-103621	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 206, Richboro, PA 18954
(Address of principal executive offices)
Phone: (800) 438-4473
(Company’s Telephone Number) 2248 Meridian Blvd., Ste H. Minden, Nevada 89423 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMS FIND, INC.

FORM 8-K

CURRENT REPORT

Item 1.01 Entry into a Material Definitive Agreement

Share Exchange Agreement

On March 31, 2015, EMS Find, Inc. (the “Company”) signed the share exchange agreement (“Agreement”) with EMS Factory, Inc., a company incorporated under the laws of the State of Pennsylvania (“EMS”), and the shareholder of EMS (the “Selling Shareholder”) pursuant to a share exchange agreement by and among the Company, EMS and the Selling Shareholder. The Company will acquire 100% of the issued and outstanding securities of EMS in exchange for the issuance of 10,000,000 shares of the Company’s Restricted Common Stock, par value $0.001 per share and 500,000 shares of the Company’s Series A Preferred Stock, par value $0.001. The Company will also fund $300,000 over the next one hundred and twenty days, to support the continued development and commercialization of EMS’ technology, in the following manner:

As a result of the Agreement the Selling Shareholder will acquire up to 49% of the voting rights of Company’s currently issued and outstanding shares of common stock.  Upon completion of the Agreement, EMS will become the wholly-owned subsidiary and the Company acquired the business and operations of EMS.  Further, on the Closing date of the Agreement, Steve Rubakh, shall also be appointed the President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and a Director of the Company, in conjunction with the appointments, Mr. Matveev Anton will resign all of his positions with the Company. The Agreement is to be completed contingent on the successful financial audit of EMS Factory, Inc.

As a result of these transactions, we have 28,334,535 issued and outstanding common shares at the time of this report and 1,000,000 shares of Series A preferred stock issued and outstanding.

The Agreement includes customary representations, warranties and covenants of the Company, EMS, and the Selling Shareholder, made to each other as of specific dates.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and which is incorporated into and made a part of this Item 1.01 by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 1.01 of this Current Report on Form 8-K is incorporated into and made a part of this Item 2.01 by reference.

Item 3.02  Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 3.02.

On April 1, 2015, we approved the issuance of 10,000,000 Restricted Common Shares of the Company to the following persons in the following amounts:

NAME	SHARES	VOTES
Steve Rubakh	10,0000,000	10,000,000

On April 1, 2015, we approved the issuance of 950,000 restricted shares of Series A Preferred stock to the following persons in the following amounts:

NAME	SHARES	VOTES
Shang Fei	450,000	450,000,000
Steve Rubakh	500,000	500,000,000

The foregoing Series A Preferred shares were issued in consideration for service on the Company’s Board of Directors.  Each share of Series A Preferred Stock has 1,000 votes and are non-convertible into common shares.  The total voting power of the 50,000 Series A Preferred shares is 50,000,000 votes.

Exemption from Registration. The shares of Common Stock and Preferred Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), pursuant to an exemption from registration under Regulation S of the Securities Act of 1933, as amended, and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. The holders represented their intention to acquire the securities for investment only and not with a view towards distribution. The investors were given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising. We directed our transfer agent to issue the stock certificates with the appropriate restrictive legend affixed to the restricted stock.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On April 1, 2015, Matveev Anton resigned from the Company as the President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Secretary, effective immediately.  Mr. Anton’s resignation did not involve a disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

On April 1, 2015, the Board of Directors of the Company appointed Steve Rubakh, age 54, as President, Chief Executive Officer, as Chief Financial Officer, Treasurer, Secretary and as a member of the Board of Directors effective immediately.

Steve Rubakh, age 54: Mr. Rubakh founded EMS Factory, Inc., in 2011, where he oversaw the day to day operations and assisted in building and creating a vision for the company. At the end of 2014, Mr. Rubakh took the company to the next stage by initiating the development of the on-demand mobile application and platform on which the Company strategy is now based. In 2003, he founded Power Sports Factory, Inc., and served as the President until 2010.  Prior to founding Power Sports Factory, Mr. Rubakh was the founder of International Parking Concepts specializing in providing services to the hospitality industry.  Mr. Rubakh attended both Community College of Philadelphia and Temple University majoring in business administration. Due to Mr. Rubakh’s experience with small public companies and development stage companies we are excited to have him as our Officer and as a Director.

Mr. Rubakh does not have any family relationship with any other executive officers or directors of the Company.  There are no arrangements or understandings between Mr. Rubakh and any other person pursuant to which such person was appointed as an officer or director of the Company.  There have been no related party transactions in the past two years in which the Company or any of its subsidiaries was or is to be a party, in which  Mr. Rubakh has, or will have, a direct or indirect material interest.

Item 8.01  Other Events

On April 1, 2015, Matveev Anton, agreed to cancel 10,000,000 shares representing the ownership of approximately 35% of the Company’s Common Stock. Mr. Anton will retain an ownership of 84,535 shares of common stock in the Company after this cancelation.

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

The financial statements required by this Item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

The pro forma financial information required by this Item is not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits

10.1	Form of Share Exchange Agreement, by and among the Company and the purchasers named therein, dated as of March 31, 2015.
17.1	Resignation Letter of Matveev Anton, Dated April 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS FIND, INC.

Date:	April 7, 2015	By:	/s/ Steve Rubakh
Steve Rubakh
Chief Executive Officer

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